Filed pursuant to Rule 497(k)

File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG Veritas Asia Pacific Fund

Supplement dated March 9, 2023 to the Summary Prospectus, dated May 1, 2022

The following information supplements and supersedes any information to the contrary relating to AMG Veritas Asia Pacific Fund, a series of AMG Funds III (the “Fund”), contained in the Fund’s Summary Prospectus, dated as noted above.

Effective immediately, the address that appears as the last paragraph of the section entitled “Buying and Selling Fund Shares – Transaction Policies” on page 5 is hereby replaced with the following:

AMG Funds

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 534426

Pittsburgh, PA 15253-4426

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE